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EXHIBIT 24.1

                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors of FEDERAL-MOGUL CORPORATION, a Michigan corporation, which is about to file with the Securities and Exchange Commission, Washington D.C. under the provisions of the Securities Exchange Act of 1934 as amended, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, hereby constitutes and appoints MARTIN E. WELCH III and STEPHANIE
G. HEIM, or either of them, his true and lawful attorney-in-fact, with full power to act, with the other, for him and in his name, place and stead, to sign such Report and any and all amendments thereto, and to file and cause to be filed said Report and each Amendment so signed, with all Exhibits thereto, with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 8th day of February, 1995.

                                   (DENNIS J. GORMLEY)
                             --------------------------------
                                    DENNIS J. GORMLEY
                                Chairman of the Board and
                                 Chief Executive Officer


(JOHN J. FANNON)                      (ROBERT S. MILLER)
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JOHN J. FANNON                        ROBERT S. MILLER, JR.
Director                              Director

(RODERICK M. HILLS)                   (JOHN C. POPE)
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RODERICK M. HILLS                     JOHN C. POPE
Director                              Director


(ANTONIO MADERO)                      (DR. HUGO MICHAEL SEKYRA)
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ANTONIO MADERO                        DR. HUGO MICHAEL SEKYRA
Director                              Director

(WALTER J. MCCARTHY, JR.)
- ----------------------------
WALTER J. McCARTHY, JR.
Director